Variable Interest Entities	12 Months Ended
Dec. 31, 2016
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entities

3. VARIABLE INTEREST ENTITIES

Consolidated VIEs

Basic Information

PRC law and regulations prohibit or restrict foreign ownership of companies that operate online games and internet content services. Consequently, the Group operates its online game business and its platform channel business primarily through its principal VIEs. Gamease is 100% owned directly by Beijing Century High Tech Investment Co., Ltd. (“High Century”), which is a PRC company and a VIE of Sohu.com. that is held 80% by Charles Zhang, Changyou’ Chairman of the Board, and 20% by Wei Li, an employee of Sohu. Guanyou Gamespace is 100% owned directly by Beijing Changyou Star Digital Technology Co., Ltd., (“Changyou Star”), which is a PRC company owned 50% by Dewen Chen, Changyou’s Chief Executive Officer, and 50% by Jie Liu, a Changyou employee. Shanghai ICE is owned 100% by Changyou’s VIE Gamease.

On July 31, 2014, the Group purchased from existing shareholders of MoboTap shares of MoboTap representing 51% of the equity interests in MoboTap on a fully-diluted basis. See “Note 2.f—Acquisition of MoboTap”. MoboTap’s VIE Wuhan Baina Information is held 60% and 40%, respectively, by the Group’s VIE Gamease and Yongzhi Yang, the chief executive officer of MoboTap. In October 2015, Gamease transferred its 60% equity interest in Wuhan Baina Information to Changyou Star. As a result of the transfer, Changyou Star holds a 60% interest in Wuhan Baina Information, and Yongzhi Yang holds a 40% interest in Wuhan Baina Information.

The loans to the shareholders of Gamease and Guanyou Gamespace and Wuhan Baina Information and the registered capital of these VIEs are eliminated for accounting purposes during consolidation.

Under contractual agreements with the Company, shareholders of Gamease, Guanyou Gamespace, and Wuhan Baina Information are required to transfer their ownership in Gamease, Guanyou Gamespace and Wuhan Baina Information to the Company, if permitted by PRC law and regulations, or, if not so permitted, to designees of the Company at any time to repay the loans outstanding. All voting rights of Gamease, Guanyou Gamespace and Wuhan Baina Information are assigned to the Company; the Company has the right to designate all directors and senior management personnel of Gamease, Guanyou Gamespace and Wuhan Baina Information. High Century, Changyou Star have pledged their shares in Gamease, Guanyou Gamespace as collateral for the loans. The aggregate amount of these loans as of December 31, 2016 was $3.1 million.

Effective upon the completion of the 7Road Reorganization, Shenzhen 7Road became a VIE of 7Road, of which approximately 71.926% was owned by Changyou through Changyou HK Webgames. Shenzhen 7Road was directly owned by Changyou’s VIE Gamease, which held 68.258%, and by the other shareholders of Shenzhen 7Road, who held 31.742%. On June 5, 2013, Changyou, through Changyou HK Webgames, acquired all of the ordinary shares of 7Road held by the non-controlling shareholders of 7Road and, through Gamease, acquired all of the equity interests in Shenzhen 7Road held by shareholders other than Gamease. See “Note 2.c — 7Road Transactions.” Before the sale of the 7Road business on August 17, 2015, the Company was the primary beneficiary of Shenzhen 7Road as a result of contractual arrangements among Shenzhen 7Road, the Company’s subsidiary Shenzhen 7Road Network Technologies Co., Ltd. (“7Road Technology”) and Gamease.

The Group follows the relevant guidance on accounting for VIEs, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. The Group’s management evaluated the contractual relationships between the Company, AmazGame and Gamease, the contractual relationship between the Company, Gamespace and Guanyou Gamespace; the contractual relationship between the Company, Beijing Baina Technology” and Wuhan Baina Information; and the contractual relationship between the Company, 7Road Technology and Shenzhen 7Road before the sale of the 7Road business on August 17, 2015, and the economic benefit flows of these contractual arrangements. In connection with such evaluation, management also took into account the facts that, as a result of these contractual arrangements, AmazGame and Gamespace and Beijing Baina Technology control 100% of the shareholders’ voting interests in Gamease, Guanyou Gamespace and Wuhan Baina Information; that before the sale of the 7Road business on August 17, 2015, 7Road Technology controlled 100% of the shareholders’ voting interests in Shenzhen 7Road; and that Gamease holds and controls 100% of the equity and voting interests in Shanghai ICE. The Group concluded that Gamease, Guanyou Gamespace Shanghai ICE and Wuhan Baina Information are VIEs of the Company and that the Company is the primary beneficiary of each of them and that Shenzhen 7Road was a VIE of the Company and that the Company was the primary beneficiary of Shenzhen 7Road before the sale of 7Road business on August 17, 2015. As a result, Gamease’s, Guanyou Gamespace’s, Shanghai ICE’s and Wuhan Baina Information’s results of operations, assets and liabilities, and Shenzhen 7Road’s results of operations, assets and liabilities until August 17, 2015, have been included in the Group’s consolidated financial statements.

Financial Information

The following combined financial information of the Group’s VIEs was included in the accompanying consolidated financial statements of the Group as follows:

	As of December 31, ;(in thousands)
	2015	2016
ASSETS:
Cash and cash equivalents	$10,318	$1,166
Accounts receivable, net	49,272	19,874
Prepaid expense	4,202	1,427
Other receivable	31,328	16,158
Due from affiliates	192,204	240,859
Due from Sohu	242	—
Other current assets	—	1,797
Assets held for sale	—	12,551

Total current assets	287,566	293,832

Goodwill	10,257	10,257
Deferred tax assets and provision	11,665	3,603
Other non-current assets	6,879	4,272

Total assets	$316,367	$311,964

LIABILITIES:
Accounts payable	$8,414	$7,799
Accrued and other short-term liabilities	11,379	7,561
Due to affiliates	83,602	50,330
Due to Sohu	—	28
Receipts in advance and deferred revenue	36,463	30,785
Tax payable	13,700	903
Liabilities held for sale	—	3,232

Total current liabilities	153,558	100,638

Other long-term liabilities	1,540	14,736

Total liabilities	$155,098	$115,374

	For the Year ended December 31, ;(in thousands)
	2014	2015	2016
Net revenue	$726,668	$742,547	$426,329
Net income/(loss)	(108,889)	2,499	48,496

	For the Year ended December 31, ;(in thousands)
	2014	2015	2016
Net cash provided by/(used in) operating activities	$2,296	$(74,415)	$(3,161)
Net cash provided by/(used in) investing activities	(94,257)	71,687	2,319
Net cash used in financing activities	(793)	—	—

Under contractual arrangements with the Company’s VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset of the consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs. As of December 31, 2016, the registered capital and PRC statutory reserves of the Company’s VIEs totaled $10.5 million. As the Company’s consolidated VIEs are incorporated as limited liability companies under PRC law, creditors of the consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of such VIEs.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the Company’s VIEs. As the Company is conducting its online game business and platform channel business mainly through its principal VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Summary of significant agreements currently in effect

Agreements Between Principal VIEs and Nominee Shareholders

Loan agreements and equity pledge agreements between AmazGame and the sole shareholder of Gamease and between Gamespace and the sole shareholder of Guanyou Gamespace. The loan agreements provide for loans to the shareholders of Gamease and Guanyou Gamespace for the shareholders to make contributions to the registered capital of Gamease and Guanyou Gamespace in exchange for 100% of the equity interests in Gamease and Guanyou Gamespace. The loans are interest free and are repayable on demand, but the shareholders can only repay the loans by transferring to AmazGame or Gamespace, as applicable, their equity interests in Gamease and Guanyou Gamespace. Under the equity pledge agreements, the respective shareholders of Gamease and Guanyou Gamespace pledge to AmazGame and Gamespace, their equity interests in Gamease and Guanyou Gamespace to secure the performance of their obligations under the loan agreements and Gamease’s and Guanyou Gamespace’s obligations to AmazGame and Gamespace under the various VIE-related agreements. If the shareholders breach their obligations under any VIE-related agreements (Gamease’s or Guanyou Gamespace’s breach of any of its obligations under the various applicable VIE-related agreements will be treated as its shareholder’s breach of its obligations), including the equity pledge agreements, AmazGame and Gamespace are entitled to exercise their rights as the beneficiaries under the applicable equity pledge agreements, including all rights the respective shareholders have as shareholders of Gamease or Guanyou Gamespace.

Equity interest purchase right agreements among AmazGame, Gamease and the sole shareholder of Gamease and among Gamespace, Guanyou Gamespace and the sole shareholder of Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the right, exercisable at any time during the terms of these agreements, if and when it is legal to do so under PRC law, to purchase from the respective shareholders of Gamease and Guanyou Gamespace all or any part of their equity interests in Gamease and Guanyou Gamespace at a purchase price equal to their initial contributions to registered capital of Gamease and Guanyou Gamespace.

Powers of attorney executed by the sole shareholder of Gamease in favor of AmazGame and by the sole shareholder of Guanyou Gamespace in favor of Gamespace, with a term of 10 years. These powers of attorney give the respective board of directors of AmazGame and Gamespace the exclusive right to appoint nominees to act on behalf of their respective shareholders in connection with all actions to be taken by Gamease and Guanyou Gamespace.

Business operation agreements among AmazGame, Gamease and the sole shareholder of Gamease and among Gamespace, Guanyou Gamespace and the sole shareholder of Guanyou Gamespace. These agreements set forth the right of AmazGame and Gamespace, to control the actions of Gamease and Guanyou Gamespace, as the case may be, and the respective shareholders of Gamease and Guanyou Gamespace. Each agreement has a term of 10 years.

Share pledge agreement among Beijing Baina Technology, Wuhan Baina Information and the shareholders of Wuhan Baina Information, which are Changyou Star and Yongzhi Yang. Pursuant to this share pledge agreement, the shareholders pledged to Beijing Baina Technology their equity interests in Wuhan Baina Information to secure the performance of their obligations and Wuhan Baina Information’s obligations under the various VIE-related agreements. If the shareholders breach their obligations under any VIE-related agreements (Wuhan Baina Information’s breach of any of its obligations under the various VIE-related agreements will be treated as the shareholders’ breach of their obligations), including the share pledge agreement, Beijing Baina Technology is entitled to exercise its rights as the beneficiary under the share pledge agreement, including all rights the shareholders as the shareholder of Wuhan Baina Information.

Call option agreement among Beijing Baina Technology, Wuhan Baina Information, Changyou Star, and Yongzhi Yang. This agreement provides to Beijing Baina Technology and any third party designated by Beijing Baina Technology the right, exercisable at any time during the term of the agreement, if and when it is legal to do so under PRC law, to purchase from Changyou Star and Yongzhi Yang all or any part of their shares in Wuhan Baina Information or to purchase from Wuhan Baina Information all or part of its assets or business at the lower of RMB1.00 (approximately $0.15) or the lowest purchase price permissible under PRC law.

Business Operation Agreement, among Beijing Baina Technology, Wuhan Baina Information, Changyou Star and Yongzhi Yang. This agreement grants Beijing Baina Technology effective control of Wuhan Baina Information.

Business Arrangements Between Principal WFOEs and VIEs

Technology support and utilization agreements between AmazGame and Gamease and between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the exclusive right to provide certain product development and application services and technology support to Gamease and Guanyou Gamespace, respectively, for a fee equal to a predetermined percentage, subject to adjustment by AmazGame or Gamespace at any time, of Gamease’s and Guanyou Gamespace’s respective revenues. Each agreement terminates only when AmazGame or Gamespace is dissolved.

Services and maintenance agreements between AmazGame and Gamease between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace, respectively, provide marketing, staffing, business operation and maintenance services to Gamease and Guanyou Gamespace, respectively, in exchange for a fee equal to the cost of providing such services plus a predetermined margin. Each agreement terminates only when AmazGame or Gamespace, as the case may be, is dissolved.

Exclusive Services agreement between Beijing Baina Technology and Wuhan Baina Information. Beijing Baina Technology agrees to provide Wuhan Baina Information with technical services, business consulting, capital equipment lease, market consulting, integration of systems, research and development of products and maintenance of systems. Service fees are to be determined with reference to the specific services provided, based on a transfer pricing analysis.

Certain of the agreements described above between the Company’s principal VIEs and the corresponding wholly-owned subsidiaries, or WFOEs, of the Company do not have renewal terms. However, because the VIEs are controlled by their corresponding WFOEs through their respective business operation agreements and through the powers of attorney granted to the WFOEs by the shareholders of the VIEs, such agreements can be, and are expected to be, renewed at the election of the WFOEs.

VIE-Related Risks

It is possible that the Group’s conduct of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group’s management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIL”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIL introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIL includes control through contractual arrangements within the definition of “actual control.” If the Draft FIL is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Group’s VIE arrangements, and as a result the Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIL includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIL does not make clear how “control” would be determined for such purpose, and is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIL if it becomes effective, that the Group’s conduct of certain of its operations and businesses through VIEs violates PRC law or regulations, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group’s income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group’s business operations, and have a severe adverse impact on the Group’s cash flows, financial position and operating performance.

In addition, it is possible that the contracts among the Group, the Group’s VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC law and regulations or are otherwise not enforceable for public policy reasons. In the event that the Group was unable to enforce these contractual arrangements, the Group would not be able to exert effective control over the affected VIEs. Consequently, such VIE’s results of operations, assets and liabilities would not be included in the Group’s consolidated financial statements. If such were the case, the Group’s cash flows, financial position and operating performance would be severely adversely affected. The Group’s contractual arrangements with respect to its consolidated VIEs are approved and in place. The Group’s management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Group’s operations and contractual relationships would find the contracts to be unenforceable.

The Group’s operations and businesses rely on the operations and businesses of its principal VIEs, which hold certain recognized and unrecognized revenue-producing assets. The recognized revenue-producing assets include goodwill and intangible assets acquired through business acquisitions. Goodwill primarily represents the expected synergies from combining an acquired business with the Group. Intangible assets acquired through business acquisitions mainly consist of customer relationships, non-compete agreements, user bases, copyrights, trademarks and developed technologies. Unrecognized revenue-producing assets mainly consist of licenses and intellectual property. Licenses include operations licenses, such as Internet information service licenses and licenses for providing content. Intellectual property developed by the Group mainly consists of patents, copyrights, trademarks, and domain names. The Group’s operations and businesses may be adversely impacted if the Group loses the ability to use and enjoy assets held by these VIEs.